Filed pursuant to Rule 497(a)

File No. 333-183555

Rule 482ad

NEWS RELEASE

Contacts:

Main Street Capital Corporation

Dwayne L. Hyzak, CFO and Senior Managing Director

dhyzak@mainstcapital.com

713-350-6000

Dennard Rupp Gray & Lascar, LLC

Ken Dennard  |  ksdennard@drg-l.com

Ben Burnham |  bburnham@drg-l.com

713-529-6600

Main Street Prices Public Offering of Common Stock

HOUSTON, December 11, 2012 — Main Street Capital Corporation (NYSE: MAIN) (“Main Street”) announced today that it has priced a public offering of 2,500,000 shares of its common stock in an underwritten public offering. Pricing was set at $28.00 per share, and net proceeds from the offering, after deducting underwriting discounts and estimated expenses payable by Main Street, are expected to be approximately $67.0 million. Main Street has also granted the underwriters an option, exercisable for 30 days, to purchase up to 375,000 additional shares of common stock to cover over-allotments, if any.

Main Street intends to use the net proceeds from this offering, including the net proceeds from any exercise of the underwriters’ over-allotment option, to initially repay outstanding debt borrowed under its credit facility, and then through re-borrowing under the credit facility, to make investments in accordance with its investment objective and strategies, to make investments in marketable securities and idle funds investments, to pay operating expenses and other cash obligations, and for general corporate purposes.

The underwriters of this offering are Raymond James, Robert W. Baird & Co. Incorporated, BB&T Capital Markets, a division of Scott & Stringfellow, LLC, Sanders Morris Harris Inc., RBC Capital Markets, LLC, Janney Montgomery Scott LLC, Ladenburg Thalmann & Co. Inc. and Wunderlich Securities, Inc.  The shares will be sold pursuant to an effective shelf registration statement on Form N-2 that has been filed with, and has been declared effective by, the U.S. Securities and Exchange Commission. The offering is subject to customary closing conditions and is expected to close on December 14, 2012.

Investors should carefully consider, among other things, Main Street’s investment objective and strategies and the risks related to Main Street and the offering before investing. The final prospectus supplement dated December 11, 2012, including the base prospectus dated October 19, 2012, contains risk factors and other information about Main Street. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from Raymond James, 880 Carillon Parkway, St. Petersburg, Florida 33716.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

ABOUT MAIN STREET CAPITAL CORPORATION

Main Street (www.mainstcapital.com) is a principal investment firm that provides long-term debt and equity capital to lower middle market companies and debt capital to middle market companies.  Main Street’s portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors.  Main Street seeks to partner with entrepreneurs, business owners and management teams and generally provides “one stop” financing alternatives within its lower middle market portfolio.  Main Street’s lower middle market companies generally have annual revenues between $10 million and $150 million.  Main Street’s middle market debt investments are made in businesses that are generally larger in size than its lower middle market portfolio companies.

FORWARD-LOOKING STATEMENTS

This press release may contain certain forward-looking statements which are based upon Main Street management’s current expectations and are inherently uncertain. Any such statements other than statements of historical fact are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under Main Street’s control, and that Main Street may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual performance and results could vary materially from these estimates and projections of the future. Such statements speak only as of the time when made and are based on information available to Main Street as of the date hereof and are qualified in their entirety by this cautionary statement. Main Street assumes no obligation to revise or update any such statement now or in the future.

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